U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 13, 2003


                              SAMESSA HOLDING CORP.
                              ---------------------
        (Exact name of small business issuer as specified in its charter)



          Nevada                       000-31991                84-1381947
          ------                       ---------                ----------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
        of incorporation)



                              12837 E. Arapahoe Rd.
                                Tower I Penthouse
                               Englewood, Colorado
                               -------------------
                    (Address of principal executive offices)

                                      80112
                                   (Zip Code)

                                 (303) 768-9221
                           (Issuer's Telephone Number)



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Item 4.  Changes in Registrant's Certifying Accountant.

     Effective January 13, 2003, the Registrant retained the firm of Henry Schiffer, CPA, an Accountancy Corporation, as the Registrant's independent accountant for the Registrant's fiscal year ended March 31, 2002. This change in independent accountants was approved by the Board of Directors of the Registrant. The Registrant had previously filed a Report on Form 8-K advising of the resignation of Horton & Company. L.L.C. as the Registrant's former independent accountant.





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


                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SAMESSA HOLDING CORP.
                                       (Registrant)

                                       Dated:  January 13, 2003


                                       By:   s/Andrew I. Telsey
                                          --------------------------------------
                                          Andrew I. Telsey, President


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